Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, who performs the functions of chief financial officer for Brookfield Property REIT Inc. (the “Company”) hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bryan K. Davis
Bryan K. Davis
Chief Financial Officer, Brookfield Property Group LLC
August 7, 2020